DELAWARE GROUP® GLOBAL & INTERNATIONAL FUNDS

Delaware International Small Cap Fund (the “Fund”)

Supplement to the Fund’s Statement of Additional Information
dated March 29, 2019

The following information replaces the section of the Fund's Statement of Additional Information entitled “Portfolio Managers – Ownership of Fund Shares”:

Ownership of Fund Shares

As of Nov. 30, 2018, the portfolio managers beneficially owned shares of the Funds, as described below. As of Jan. 31, 2019, Dr. Hill, Ms. Annerstedt, and Messrs. Hansen, Petersen, and Juul did not own shares of the Funds.

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned[1,2]
Liu-Er Chen	Delaware Emerging Markets Fund	None directly; Over $1 million notionally[3]
Joseph Devine	Delaware International Small Cap Fund	$100,001 - $500,000 directly; $50,001-$100,000 notionally[3]
Stephan Maikkula	Delaware International Small Cap Fund	$100,001-$500,000 directly; $10,001-$50,000 notionally[3]
Gabriel Wallach	Delaware International Small Cap Fund	None directly; $10,001-$50,000 notionally[3]

1	The ranges for Fund share ownership by portfolio managers are: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1 million; or over $1 million.
2	Includes Fund shares beneficially owned by portfolio manager and immediate family members sharing the same household.
3
The compensation of certain of the portfolio managers under the Macquarie Investment Management Notional Investment Plan (as described above) may include amounts that correspond to a hypothetical investment that directly tracks the return of the Fund that the portfolio manager manages. In the table, this indirect exposure to the applicable Fund’s returns is referred to as shares owned notionally. The portfolio managers who are so compensated experience the same investment returns that are experienced by shareholders of such Fund.

Please keep this Supplement for future reference.

This Supplement is dated April 24, 2019.